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NationsBank
NationsBank of Texas, N.A.

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                                                                   EXHIBIT 10(K)

                               SECOND AMENDMENT
                                      TO
                       FINANCING AND SECURITY AGREEMENT


     This Second Amendment to Financing and Security Agreement is executed and entered into by COMPUCOM SYSTEMS, INC. ("Borrower") and NATIONSBANK OF TEXAS, N.A. ("Lender"), effective as of the 12th day of December, 1994, as follows:


                                   Recitals
                                   --------

     Borrower and Lender are parties to the certain Financing and Security Agreement dated effective as of August 4, 1993, as amended by the certain First Amendment to Financing and Security Agreement dated as of March 31, 1994 (hereinafter called the "Financing and Security Agreement"). Terms defined in the Financing and Security Agreement wherever used in this Second Amendment, shall have the same meanings as are prescribed by the Financing and Security Agreement.

     Borrower and Lender have agreed to amend the Financing and Security Agreement as provided herein.

     NOW THEREFORE, premises considered, for value received, Borrower and Lender hereby agree as follows:

     1. The definition of "Total Liabilities" as provided in paragraph 6.23(b)1 hereby is amended to read in its entirety as follows:

          "Total Liabilities" means all indebtedness now or hereafter existing, including without limitation indebtedness for borrowed money, trade debt, inter-company debt and all other liabilities of Borrower which should be reflected on the consolidated balance sheet of Borrower and the Subsidiaries according to GAAP, but excluding: (i) Subordinated Debt (defined hereinbelow) and (ii) indebtedness for the purchase of Inventory which is in transit from the vendor or supplier, regardless of shipping terms, and has not yet been physically delivered to any of Borrower's locations specified in Exhibit 3.4 (as such exhibit may be amended from time to time in accordance with the requirements of this Agreement);".

     2. The following shall be added as a concluding sentence at the end of paragraph 6.23(b)(3):

          "In calculating Tangible Net Worth, inventory which is in transit from the vendor or supplier (regardless of shipping terms) and has not yet been physically delivered to any of Borrower's locations specified in
          Exhibit 3.4 (as such exhibit may be amended from time to time in accordance with the requirements of this Agreement) shall be excluded for all purposes."

     3. This Second Amendment (i) shall be deemed effective prospectively as of the effective date specified in the preamble, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy of any executed counterpart shall be deemed valid as an original.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES
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     AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
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     SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL
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     AGREEMENTS BETWEEN THE PARTIES.
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     EXECUTED as of the effective date specified in the preamble but effective only upon confirmation of consent by Participants, as provided below, sufficient to constitute Majority Consent.


                                       NATIONSBANK OF TEXAS, N.A.


                                         By: /s/ Dan Lane
                                             ------------
                                             Dan Lane
                                             Vice President

                                       COMPUCOM SYSTEMS, INC.


                                         By: /s/ Robert J. Boutin
                                             --------------------
                                             Senior Vice President, Finance
                                             and Chief Financial Officer


                            CONSENT BY PARTICIPANTS
                            -----------------------


     Each of the undersigned consents to Borrower's and Lender's execution of the above Second Amendment to Financing and Security Agreement:


BARNETT BANK OF TAMPA                       MIDLANTIC BANK, N.A.


By:  /s/ Emily D. Waterman                  By: /s/ Joseph G. Meterchick
     ---------------------                      ------------------------
Name: Emily D. Waterman                     Name: Joseph G. Meterchick
      -----------------                           --------------------
Title: Vice President                       Title: Vice President
       --------------                              --------------


NATIONAL CANADA FINANCE CORP.               UNION BANK


By:  /s/ William Handley/Larry L. Sears     By: /s/ Stephen Sweeney
     ----------------------------------         -------------------
Name: William Handley/Larry L. Sears        Name: Stephen Sweeney
      ------------------------------              ---------------
Title: Vice President/Group Vice President  Title: Vice President
       -----------------------------------         --------------


SANWA BUSINESS CREDIT CORPORATION           THE DAIWA BANK, LTD.


By:  /s/ Michael J. Cox                     By: /s/ Kim A. Uhlemann
     ------------------                         -------------------
Name: Michael J. Cox                        Name: Kim A. Uhlemann
      --------------                              ---------------
Title: Vice President                       Title: Vice President
       --------------                              --------------

                                            By: /s/ James T. Wang
                                                -----------------
                                            Name: James T. Wang
                                                  -------------
                                            Title: Vice President & Manager
                                                   ------------------------